Exhibit(J)(1)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated November 19, 2012, relating to the financial statements and financial highlights which appear in the September 30, 2012 Annual Report to Shareholders of ICON Consumer Discretionary Fund, ICON Energy Fund, ICON Financial Fund, ICON Healthcare Fund, ICON Industrials Fund, ICON Information Technology Fund, ICON Consumer Staples Fund, ICON Materials Fund, and ICON Utilities Fund (formerly the ICON Telecommunications & Utilities Fund) (nine of the portfolios constituting ICON Funds, or the “Funds”), which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Financial Highlights”, “Independent Registered Public Accounting Firm”, and “Financial Statements” in such Registration Statement.

PricewaterhouseCoopers LLP

Denver, Colorado

January 22, 2013

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated November 19, 2012, relating to the financial statements and financial highlights which appear in the September 30, 2012 Annual Report to Shareholders of the ICON Asia-Pacific Region Fund, ICON Europe Fund, and ICON International Equity Fund (three of the portfolios constituting ICON Funds, or the “Funds”), which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Financial Highlights”, “Independent Registered Public Accounting Firm”, and “Financial Statements” in such Registration Statement.

PricewaterhouseCoopers LLP
Denver, Colorado
January 22, 2013

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated November 19, 2012, relating to the financial statements and financial highlights which appear in the September 30, 2012 Annual Report to Shareholders of ICON Bond Fund, ICON Fund (formerly the ICON Core Equity Fund), ICON Risk-Managed Balanced Fund (formerly the ICON Risk-Managed Equity Fund), ICON Equity Income Fund, and ICON Long/Short Fund (five of the portfolios constituting ICON Funds, or the “Funds”), which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Financial Highlights”, “Independent Registered Public Accounting Firm”, and “Financial Statements” in such Registration Statement.

PricewaterhouseCoopers LLP
Denver, Colorado
January 22, 2013